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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Star Buffet, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STAR BUFFET, INC.
1312 N. SCOTTSDALE ROAD
SCOTTSDALE, ARIZONA 85257

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 25, 2007

To the Stockholders of Star Buffet, Inc.:

        We cordially invite you to attend the annual meeting of stockholders of Star Buffet, Inc. The meeting will be held at the HomeTown Buffet, 1312 N. Scottsdale Road, Scottsdale, Arizona, on Monday, June 25, 2007, at 10:00 a.m. local time. We are holding the meeting to:

  1.
  Elect the following six (6) nominees to our board of directors to serve until the next annual meeting of stockholders or until their successors are elected and have qualified:

Robert E. Wheaton Todd S. Brown Thomas G. Schadt	Phillip "Buddy" Johnson Craig B. Wheaton B. Thomas M. Smith, Jr.
  2.
  Ratify the audit committee's selection of Mayer Hoffman McCann P.C. as our independent auditors for the current fiscal year.

  3.
  Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        All of these actions are more fully described in the proxy statement accompanying this notice.

        Only stockholders of record at the close of business on May 8, 2007 will be entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

By Order of the Board of Directors,
Robert E. Wheaton Chairman of the Board
Scottsdale, Arizona May 29, 2007

        Whether or not you expect to attend the annual meeting, to assure that your shares will be voted at the meeting, please sign the enclosed proxy card and return it promptly in the enclosed postage-paid, addressed envelope. No additional postage is required if mailed in the United States. You may vote in person at the meeting even if you have already submitted a proxy card.

STAR BUFFET, INC.
1312 N. SCOTTSDALE ROAD
SCOTTSDALE, AZ 85257

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
JUNE 25, 2007

Information about Solicitation and Voting

        Our board of directors is soliciting your proxy for our annual meeting of stockholders to be held at the HomeTown Buffet, 1312 N. Scottsdale Road, Scottsdale, Arizona, on Monday, June 25, 2007, at 10:00 a.m. local time. Our telephone number is (480) 425-0397. Voting materials, which include this proxy statement, the proxy card and our fiscal 2006 annual report to stockholders, will first be mailed to stockholders entitled to vote at the meeting on or about June 1, 2007.

        This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Q:    What is the purpose of the annual meeting?

A:
At the annual meeting, stockholders will act upon the proposals described in this proxy statement. In addition, our management will report on our performance and respond to questions from stockholders.

Q:    Who can vote at the meeting?

A:
Our board of directors set May 8, 2007 as the record date for the meeting. If you were a record holder of our common stock at the close of business on May 8, 2007, you may attend and vote at the meeting. You are entitled to one vote for each share of common stock that you held on the record date for all matters to be voted on at the meeting. As of the record date, 3,170,675 shares of our common stock, representing the same number of votes, were outstanding, and no shares of our preferred stock were outstanding.

Q:    What is the quorum requirement for the meeting?

A:
A majority of our outstanding shares as of the record date must be present in person or represented by proxy at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present in person or represented by proxy at the meeting if you are present in person at the meeting or if you have properly submitted a proxy card.

  Proxies received that are marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Q:    How can I vote my shares in person at the meeting?

A:
Shares held directly in your name as the stockholder of record may be voted in person at the meeting. If you choose to attend the meeting in person, please bring proof of identification to the meeting. If you hold your shares in a brokerage account, the shares will be registered in your broker's name (in "street name"), and your broker will forward these proxy materials to you. If you hold your shares in street name, you have the right to direct your broker as to how to vote the shares, but you may not vote these shares in person at the annual meeting unless you obtain a proxy from the broker that holds your shares appointing you to vote the shares.

Q:    How can I vote my shares without attending the meeting?

A:
Whether you hold shares directly as a stockholder of record or in street name, you may vote without attending the meeting. You may vote by submitting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the enclosed proxy card for instructions on how to submit a proxy. For shares held in street name, the voting instruction card will be included with the proxy statement delivered by your broker or nominee.

Q:    How can I change my vote after I return my proxy card?

A:
You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by submitting a new proxy with a later date or by attending the meeting and voting in person. Attending the meeting will not revoke your proxy unless you specifically request it.

Q:    What proposals are scheduled to be voted on at the meeting?

A:
There are two proposals scheduled for a vote. They are (1) to elect six nominees to our board of directors to serve until the next annual meeting of stockholders or until their successors are elected and have qualified and (2) to ratify the audit committee's selection of Mayer Hoffman McCann P.C. as our independent auditors for the current fiscal year.

Q:    What is the vote required for each proposal?

A:
Election of Directors.    You may vote "FOR" all of the nominees for our board of directors or you may "WITHHOLD AUTHORITY" to vote for all of the nominees or any individual nominee. Directors are elected by a plurality of the votes cast on the matter at the meeting. This means that the six individuals receiving the highest number of "FOR" votes will be elected directors. You may give each candidate one vote for each share you held on the record date. You may not vote your shares cumulatively or for a greater number of persons than the number of nominees named in this proxy statement. A properly executed proxy card marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director(s) indicated, although it will be counted for purposes of determining whether there is a quorum.

  Ratification of Auditors.    You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal No. 2. For this proposal, the affirmative vote of the holders of a majority of the shares property voted on the matter will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to this proposal will have no effect.

  All proxies will be voted in accordance with the instructions specified on the proxy card properly received by us prior to the annual meeting. If you just sign your proxy card with no additional instructions, your shares will be voted in accordance with the recommendations of our board of directors. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute "broker non-votes" and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting. Voting results are tabulated and certified by our transfer agent, Mellon Investor Services LLC.

Q:    What is the recommendation of our board of directors?

A:
Unless you give other instructions on your proxy card, the person named as the proxy holder on the proxy card will vote in accordance with the recommendations of our board of directors. Our board of director's recommendation is set forth together with the description of each proposal in this proxy statement. In summary, our board of directors recommends a vote for the election of the six nominees to our board of directors and for the ratification of our board of directors' selection of Mayer Hoffman McCann P.C. as our independent auditors for our current fiscal year.

Q:    Where can I find the voting results?

A:
The preliminary voting results will be announced at the annual meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2008.

PROPOSAL 1

ELECTION OF DIRECTORS

        Currently, there are six members of the board of directors. Directors are elected at each annual stockholders' meeting to hold office until the next annual meeting or until their successors are elected and have qualified. Unless otherwise instructed, the persons named in the accompanying proxy card will vote the proxies received by them for the six nominees named below.

        If any nominee becomes unavailable for any reason before the election, the persons named in the accompanying proxy card will have discretionary authority to vote for the election of such substitute nominee or nominees, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees will be unavailable to serve.

Directors

        The names and other information concerning the six nominees for election as directors are set forth below.

        The director nominees are as follows:

Name	Age	Position with Star Buffet
Robert E. Wheaton	55	Chief Executive Officer, President and Chairman
Phillip "Buddy" Johnson	54	Director
Thomas G. Schadt	65	Director
Craig B. Wheaton	51	Director
B. Thomas M. Smith, Jr.	72	Director
Todd S. Brown.	50	Director

        Robert E. Wheaton has served as the Chief Executive Officer and President and as a director of the Company since its formation in July 1997. Mr. Wheaton has been Chairman of the Board since September 1998. Mr. Wheaton served as Executive Vice President of CKE Restaurants, Inc. from January 1996 through January 1999. From April 1995 to January 1996, he served as Vice President and Chief Financial Officer of Denny's Inc., a subsidiary of Flagstar Corporation. From 1991 to 1995, Mr. Wheaton served as President and Chief Executive Officer, and from 1989 to 1991 as Vice President and Chief Financial Officer, of The Bekins Company.

        Phillip "Buddy" Johnson has served as a director of the Company since February 1999. Mr. Johnson has served as the Supervisor of Elections of Hillsborough County since March 2003. From March 2001 until March 2003, he served as the Director of the Division of Real Estate in the Florida Department of Business and Professional Regulations. Mr. Johnson served as President of the BuddyFreddys Division from April 1998 until March 2001. From 1980 until 1998, he was the founding Chairman and CEO of BuddyFreddys Enterprises. From 1991 to 1996, Mr. Johnson served as Republican floor leader in the Florida House of Representatives. Mr. Johnson also served on the executive committee of The Foundation for Florida's Future, a non-profit corporation established in 1995 by former governor, Jeb Bush.

        Thomas G. Schadt has served as a director of the Company since the completion of the Company's initial public offering in September 1997. Mr. Schadt has been the Chief Executive Officer of a privately-held beverage distribution company, Bear Creek, L.L.C., since 1995. From 1976 to 1994, he held several positions with PepsiCo, Inc., most recently, Vice President of Food Service.

        Craig B. Wheaton has served as a director of the Company since February 1999. Mr. Wheaton is a partner in the law firm Kilpatrick Stockton LLP. His main areas of practice include employee benefits, executive compensation and general corporate law. Mr. Wheaton received his B.A. degree, with honors, from the University of Virginia and his J.D. degree from Wake Forest University. From 1993 to 1998, Mr. Wheaton was a member of the Tax Council of the North Carolina Bar Association Section on Taxation and chair of its Employee Benefits Committee from 1995 to 1997. He is a member and former president of the Triangle Benefits Forum. He is a member of the Southern Employee Benefits Conference, the Employee Benefits Committee of the American Bar Association's Section of Taxation, the National Pension Assistance Project's National Lawyers Network, and the National Association of Stock Plan Professionals. Mr. Wheaton is the brother of Robert E. Wheaton, the Company's Chairman of the Board, Chief Executive Officer and President.

        B. Thomas M. Smith, Jr. has served as a director of the Company since June 2002. Mr. Smith was a consultant with ITT Corp. from January 1996 to December 1996 and is now retired. From 1988 until 1995, he was Vice President and Director of Corporate Purchasing for ITT Corp. Mr. Smith served as director of Republic Bancorp from June 1999 until April 2005.

        Todd S. Brown has served as a director of the Company since June 2004. Mr. Brown has served Brown Capital Advisors, Inc. as the President since November 1999. From 1994 to November 1999, Mr. Brown served as Senior Vice President, Chief Financial Officer and Director of Phoenix Restaurant Group, Inc. (formerly DenAmerica Corp.). Mr. Brown served as Senior Manager in Audit and Consulting at Deloitte Touche LLP from 1980 to 1994. Mr. Brown received an MBA from the University of Missouri in 1980 and a BA from Southern Methodist University in 1978.

CORPORATE GOVERNANCE

Board of Directors

        Todd S. Brown, Thomas G. Schadt, Phillip "Buddy" Johnson and B. Thomas M. Smith, Jr., a majority of the Board of Directors, are independent directors as that term is defined in Rule 4200(a)15 of the Nasdaq Listing Standards. Thomas G. Schadt and B. Thomas M. Smith, Jr. serve on the Compensation Committee. Todd S. Brown, Thomas G. Schadt and B. Thomas M. Smith, Jr. serve on the Audit Committee, on which Todd S. Brown serves as the audit committee financial expert. Mr. Brown's relevant experience is individual with his biographical information set forth above. Phillip "Buddy" Johnson, Todd S. Brown, Thomas G. Schadt and B. Thomas M. Smith, Jr. serve on the Nominating Committee. The board of directors held six meetings during the fiscal year ended January 31, 2007.

Executive Officers

        The Company does not have any executive officers other than Mr. Robert E. Wheaton, Chairman of the Board and our Chief Executive Officer and President.

Committees of the Board of Directors

        The board of directors has established an audit committee, a compensation committee and a nominating committee.

  Audit Committee

        The audit committee is currently comprised of Todd S. Brown, Thomas G. Schadt and B. Thomas M. Smith, Jr., of whom Todd S. Brown is the audit committee financial expert and is established in accordance with Section 3(a)(58)(B) of the Securities Exchange Act of 1934, as amended. All such persons are financially literate and are "independent" as contemplated by Item 401(h)(iii) to Regulation S-K and by applicable listing standards. The audit committee held four meetings during the fiscal year ended January 29, 2007.

        The audit committee oversees our accounting and financial reporting processes and the audits of our financial statements, and monitors the independence, performance and qualifications of our independent auditors. Our audit committee has a charter, a copy of which was attached to this proxy statement as Appendix A. The audit committee charter is not available on our website.

  Compensation Committee

        The compensation committee ("Compensation Committee") is comprised of Thomas G. Schadt and B. Thomas M. Smith, Jr., each of whom is "independent" as contemplated by applicable listing standards. The Compensation Committee considers the hiring and retention of corporate officers, salary and incentive compensation policies for officers and directors, and the granting of stock options to employees. The Compensation Committee met one time during the fiscal year ending January 29, 2007. Additional information regarding the functions, procedures and authority of the Compensation Committee is provided in the Compensation Discussion and Analysis beginning on page 10 below. The Compensation Committee does not have a charter.

  Nominating Committee

        The nominating committee is comprised of Phillip "Buddy" Johnson, Todd S. Brown, Thomas G. Schadt and B. Thomas M. Smith, Jr., each of whom is "independent" as contemplated by applicable listing standards. The nominating committee assists our board of directors by identifying individuals qualified to become board members, by recommending director nominees for election at the annual meeting of stockholders or for appointment to fill vacancies on the board of directors, and by developing and recommending corporate governance guidelines. The nominating committee held one meeting during the fiscal year ended January 29, 2007. Our board of directors has adopted a charter for the nominating committee, a copy of which was attached to this proxy statement as Appendix B. The nominating committee charter is not available on our website.

        The nominating committee will consider candidates recommended by stockholders. Any such suggestions must be sent in writing and addressed to the Company at its principal executive offices shown on the cover page to this proxy statement, attention: Secretary, and must be accompanied by:

  •
  the name and address of the stockholder recommending the person to be nominated;

  •
  a representation that the stockholder is a holder of record of stock of the Company, including the number of shares held;

  •
  a description of all arrangements or understandings between the stockholder and the recommended nominee, if any;

  •
  detailed biographical and occupational data on the prospective nominee as would be required to be included in a proxy statement filed pursuant to Regulations 14A promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; and

  •
  a signed consent of the recommended nominee to serve as a director of the Company if so elected.

        The nominating committee considers the following minimum criteria when reviewing a nominee for director:

  •
  Each director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

  •
  Each director should be free of any conflict of interest which would violate applicable law or regulations or interfere with the proper performance of the responsibilities of a director;

  •
  Each director should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;

  •
  Each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

  •
  Each director should have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

        The nominating committee and, as needed, a retained search firm, seeks candidates qualified to serve on the board of directors or committees of the board of directors and screens the candidates. The nominating committee also reviews, investigates and screens candidates recommended by stockholders. The nominating committee and Robert E. Wheaton, our President and Chief Executive Officer, interviews candidates that have been screened, and the nominating committee selects the nominees that best suit the Company's needs to recommend to the full board of directors. Each of the nominees proposed for election are currently directors of the Company and were recommended by the nominating committee.

Board Meetings and Attendance

        During fiscal 2007, the board of directors held six meetings, the audit committee held four meetings, the compensation committee held one meeting, and the nominating committee held one meeting. During fiscal 2007, no director attended fewer than 75% of the meetings of the board of directors or the meetings of the committee or committees on which they served. There are no family relationships among any of our directors or executive officers, other than between Robert E. Wheaton and Craig B. Wheaton, who are brothers.

Board Attendance at Annual Meeting of Stockholders

        Directors are encouraged but not required to attend annual meetings of stockholders. Six of our directors attended the 2006 annual meeting of stockholders.

Compensation of Directors

        For their services as directors in fiscal 2007, each non-employee director received $2,000 per meeting of the board of directors, $1,500 per committee meeting and $500 per telephonic audit committee meeting. In addition, all directors are entitled to participate in our 1997 Stock Incentive Plan.

Director Independence

        The board of directors has determined that all of the nominees for director, except for Robert E. Wheaton and Craig B. Wheaton, are "independent" as contemplated by applicable listing standards.

Required Vote and Board Recommendation

        The six nominees for director receiving the highest number of affirmative votes from the shares voted at the annual meeting will be elected as directors. Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. Stockholders do not have the right to cumulate their votes in the election of directors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL 2

RATIFICATION OF SELECTION OF AUDITORS

        The audit committee has appointed Mayer Hoffman McCann P.C. as our independent auditors for the fiscal year ending January 28, 2008, it being intended that such appointment would be presented for ratification by the stockholders. Mayer Hoffman McCann P.C. also audited our financial statements for the fiscal year ended January 29, 2007. Mayer Hoffman McCann P.C. is expected to have one or more representatives at the annual meeting who will be able to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

        Stockholder ratification of the selection of Mayer Hoffman McCann P.C. as our independent auditors is not required by our By-Laws or other applicable legal requirement. However, we are submitting the selection of Mayer Hoffman McCann P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee and the board of directors will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the audit committee at its discretion may replace Mayer Hoffman McCann P.C. and appoint different independent auditors at any time during the year if it determines that such a change would be appropriate.

  Fees Billed by Independent Auditors

  Audit Fees

        Audit fees consist of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in our quarterly reports. Audit fees billed by Mayer Hoffman McCann P.C. were $78,000 for the fiscal year ended January 29, 2007, and were $72,000 for the fiscal year ended January 30, 2006.

  Audit-Related Fees

        Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under "Audit Fees" and other services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements. These services include accounting consultations in connection with acquisitions and consultations concerning financial accounting and reporting standards. Audit-related fees billed by Mayer Hoffman McCann P.C. were $11,520 in the fiscal year ended January 29, 2007, and were $9,000 in the fiscal year ended January 30, 2006.

  Tax Fees

        Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include tax planning, assistance with the preparation of various tax returns, services rendered in connection with acquisitions and advice on other tax-related matters. Tax fees billed by Mayer Hoffman McCann P.C. were $15,235 in the fiscal year ended January 29, 2007, and were $29,200 in the fiscal year ended January 30, 2006.

  All Other Fees

        All other fees consist of fees billed for products and services not included above. All other fees billed by Mayer Hoffman McCann P.C. were $0 in the fiscal years ended January 29, 2007 and January 30, 2006.

  Audit Committee Pre-Approval

        The audit committee's policy is to pre-approve the fees and other compensation to be paid to our independent auditors, and to determine the scope of permitted non-audit services and pre-approve the provision of those services by our independent auditors. All Non-audit services were pre-approved by the audit committee during fiscal 2007.

Audit Committee Report

        In accordance with the Audit Committee Charter, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of Star Buffet. The Audit Committee has:

          (1)   reviewed and discussed Star Buffet's audited financial statements with management;

          (2)   discussed with Mayer Hoffman McCann P.C., Star Buffet's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61; and

          (3)   received the written disclosures and the letter from Mayer Hoffman McCann P.C., required by the Independence Standards Board Standard No. 1, and has discussed with Mayer Hoffman McCann P.C. their independence from Star Buffet.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Star Buffet's Annual Report on Form 10-K for the fiscal year ended January 29, 2007.

SUBMITTED BY THE AUDIT COMMITTEE
Thomas G. Schadt B. Thomas M. Smith, Jr. Todd S. Brown

The material in this report is not "soliciting material" and is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Star Buffet under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote and Board Recommendation

        The affirmative vote of a majority of the shares of common stock voted on Proposal 2 at the annual meeting is required to approve the proposal. Neither abstentions nor broker non-votes have any effect on the outcome of this proposal.

        THE AUDIT COMMITTEE RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2008.

OTHER MATTERS

        Our board of directors does not presently intend to bring any other business before the annual meeting, and so far as is known to the board of directors, no matters are to be acted upon other than the matters described above. However, if any other matter should properly come before the meeting, the person named on the enclosed proxy card will vote the shares for which he holds proxies in his discretion.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth information regarding beneficial ownership of our common stock as of May 8, 2007, the record date for the annual meeting, by (1) each person who is known by us to beneficially own more than five percent of the outstanding shares of our common stock, (2) each of our directors, (3) each of the executive officers identified in the summary compensation table set forth elsewhere in this proxy statement and (4) all directors and executive officers of the Company as a group. To our knowledge and except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. Unless we indicate otherwise, each holder's address is c/o Star Buffet, Inc., 1312 North Scottsdale Road, Scottsdale, AZ 85257.

Name And Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (%)(1)
Robert E. Wheaton	1,639,657	(2)	48.1%
B. Thomas M. Smith, Jr.	151,190		4.8%
Todd S. Brown	10,000	(3)	*
Thomas G. Schadt	36,320	(4)	1.1%
Phillip "Buddy" Johnson	6,200	(5)	*
Craig B. Wheaton	39,300	(5)	1.2%
Paul D. Sonkin 460 Park Ave., 12th Floor New York, NY 10022	397,031	(6)	12.5%
All directors and executive officers as a group (6 persons)	1,882,647	(7)	54.6%

*
Less than one percent.

(1)
Calculated based on 3,170,675 shares of our common stock outstanding on May 8, 2007 with percentages rounded to the nearest one-tenth of one percent. Shares of common stock subject to options that are presently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but not treated as outstanding for computing the percentage of any other person.

(2)
Includes 239,237 shares subject to presently exercisable options or options that become exercisable within 60 days of May 8, 2007.

(3)
Includes 10,000 shares subject to presently exercisable options or options that become exercisable within 60 days of May 8, 2007.

(4)
Includes 18,400 shares subject to presently exercisable options or options that become exercisable within 60 days of May 8, 2007.

(5)
Includes 6,000 shares subject to presently exercisable options or options that become exercisable within 60 days of May 8, 2007.

(6)
Paul D. Sonkin, together with The Hummingbird Value Fund, L.P., The Hummingbird Microcap Value Fund, L.P., Hummingbird Capital, LLC, and Hummingbird Management, LLC., is a member of a Section 13(d) group that owns more than 10% of our outstanding common stock. Based on the filings made by the reporting group, Paul D. Sonkin is the Managing Member of (a) Hummingbird Capital, LLC, the general partner of The Hummingbird Value Fund, L.P. and The Hummingbird Microcap Value Fund, L.P., and (b) Hummingbird Management, LLC, the investment manager to The Hummingbird Value Fund, L.P. and The Hummingbird Microcap Value Fund, L.P. Accordingly, each of Paul D. Sonkin, Hummingbird Capital, LLC, and Hummingbird Management, LLC may be deemed to beneficially own the securities owned by The Hummingbird

  Value Fund, L.P. and The Hummingbird Microcap Value Fund, L.P., reported herein. The reported shares include 203,814 shares owned directly by The Hummingbird Value Fund, L.P., and indirectly by Paul D. Sonkin, Hummingbird Capital, LLC, and Hummingbird Management, LLC, each of which disclaims beneficial ownership of the securities owned by The Hummingbird Value Fund, L.P., except to the extent that each such party has an interest, if any, in The Hummingbird Value Fund, L.P. They also include 193,217 shares owned directly by the Hummingbird Microcap Value Fund, L.P., and indirectly by Paul D. Sonkin, Hummingbird Capital, LLC, and Hummingbird Management, LLC each of which disclaims beneficial ownership of the securities owned by The Hummingbird Value Microcap Fund, L.P., except to the extent that each such party has an interest, if any, in The Hummingbird Microcap Value Fund, L.P. The information relating to the beneficial ownership of Paul D. Sonkin has been derived from the Form 4 filed by Paul D. Sonkin with the Securities and Exchange Commission on December 21, 2006.

(7)
Includes 279,637 shares subject to presently exercisable options or options that become exercisable within 60 days of May 8, 2007.

COMPENSATION DISCUSSION AND ANALYSIS

        The following discussion and analysis provides information regarding the Company's executive compensation objectives and principles, procedures, practices and decisions, and is provided to help give perspective to the numbers and narratives that follow in the tables in this section. This discussion focuses on the Company's objectives, principles, practices and decisions with regards to the compensation of Robert E. Wheaton, Chief Executive Officer, Chief Financial Officer, President and Chairman of the Company (the "CEO"). The Company has no other executive officers.

Executive Compensation Objectives

        The Company's philosophy is that compensation paid to executive and other officers should be closely aligned with the values, objectives and performance of the Company on both a short- and long-term basis. The Company's executive compensation program is designed to achieve the following objectives:

  •
  Attract and retain highly qualified individuals who are capable of making significant contributions to the long-term success of the Company;

  •
  Reward officers for long-term strategic management and the enhancement of shareholder value; and

  •
  Promote a performance-oriented environment that encourages Company and individual achievement.

Executive Compensation Procedures

        In an effort to attain the Company's executive compensation objectives, the Company has established and implemented the following procedures.

        Role of the Compensation Committee.    The Compensation Committee has responsibility for establishing and monitoring the executive compensation programs of the Company and for making decisions regarding the compensation of the CEO and other officers. The agenda for meetings of the Compensation Committee is determined by the Chairman of the Compensation Committee, in consultation with the CEO. Compensation Committee meetings are often attended by the CEO. The Compensation Committee also meets in executive session. In determining compensation of the CEO, the Compensation Committee reviews data which it believes is representative of the restaurant industry, primarily by reviewing public disclosure of other public companies, as filed with the U.S. Securities and Exchange Commission, and from data published by compensation surveys. The Compensation Committee considers, among other factors, the Company's performance and relative shareholder return, the value of similar incentive awards to executive officers at comparable companies, the awards given to the CEO in past years, and other factors considered relevant by the Committee.

        The Compensation Committee also monitors, administers and approves awards under the Company's incentive compensation plans for all levels within the Company, including awards under the Company's 1997 Stock Incentive Plan (the "Stock Plan").

        The Compensation Committee typically meets toward the end or shortly after the end of the Company's fiscal year to approve base salaries and annual bonus targets of the CEO for the coming year and to consider annual incentive bonus awards for the previous year for the CEO. At that meeting, the Compensation Committee also reviews the status of long-term incentives available to the CEO (historically limited to options to purchase shares of Common Stock) and considers whether any additional long-term incentive awards are appropriate.

        The Compensation Committee relies on its experience and judgment in making executive compensation decisions after reviewing the performance of the Company for the applicable fiscal year and evaluating the executive's performance and responsibilities with the Company, and current compensation arrangements. The compensation program for the CEO and the Compensation Committee assessment process are designed to be flexible so as to better respond to the evolving business environment and individual circumstances.

        Role of Consultants.    The Company and the Compensation Committee has not engaged the services of compensation consultants, but either or both may do so upon a case-by-case basis as circumstances warrant. No compensation consultants were involved in settling the compensation of the CEO or other officers of the Company during the fiscal year ending January 29, 2007.

Executive Compensation Program

        The following components of the Company's executive compensation program and the policies that govern their implementation are outlined briefly below:

  •
  Base Salary

  •
  Annual Bonus

  •
  Long-Term Equity Awards

  •
  Other Personal Benefits

        Base Salary.    Pursuant to an Employment Agreement dated as of March 1, 1999 between the Company and the CEO (the "Employment Agreement"), the CEO is entitled to a base salary of not less than $250,000 a year, subject to such annual increases as the Company, acting through the Compensation Committee deems appropriate, if any. The base salary for the CEO is set at a level that the Compensation Committee believes is generally competitive with levels of compensation paid to chief executive officers of other comparably-sized restaurant operating companies. The overall performance of the Company, shareholder return, and the Company's progress toward achieving specific objectives are also important factors in setting base salary for the CEO. The Compensation Committee also considers, among other factors, the value of similar incentive awards to chief executive officers at comparable restaurant companies, the awards given to the CEO in past years, and other factors considered relevant by the Committee.

        Annual Bonus.    The annual bonus component of the CEO's compensation is intended to reward short-term performance and help the Company retain the CEO. The CEO's annual bonus consists of three parts: (i) a fixed minimum annual bonus payable bi-weekly at the rate of $25,000 a year under the CEO's Employment Agreement; plus (ii) a variable performance-based bonus amount payable after the conclusion of each year; plus (iii) for the fiscal years ending in 2007 and 2008 a discretionary bonus of an additional $150,000 per year, payable bi-weekly. The aggregate amount of annual bonus payable to the CEO for each fiscal year is set at levels which the Compensation Committee believes are competitive with the Company's peers such that the combination of base salary and bonuses results in an aggregate rate of cash salary and bonus compensation within competitive, market standards when the Company meets the performance objectives set by the Compensation Committee.

        The amount of performance-based annual bonus payable to the CEO each year is contingent on the degree to which the Company attains certain pre-established performance goals based on Company annual EBITDA targets established by the Compensation Committee for the year in question, and is offset dollar-for dollar by the $25,000 minimum bonus paid. For each fiscal year, the Compensation Committee establishes in writing shortly after the beginning of the year an annual range of Company EBITDA targets and corresponding performance bonus amounts which the CEO can earn for the year if the Company performs within or above the targeted range of net income. The CEO is eligible for a performance-based bonus ranging from $1 at the minimum established range of annual Company EBITDA performance to 100% of his base salary in effect at the beginning of the year at or above the maximum established range of annual Company EBITDA performance, reduced in all cases by the $25,000 minimum bonus paid. If the Company fails to meet the minimum targeted level of EBITDA performance set by the Compensation Committee, the performance-based bonus component is zero and the CEO only receives the guaranteed minimum $25,000 bonus. The Compensation Committee determines the actual amount of performance-based bonus payable to the CEO shortly after the close of the fiscal year to which the bonus relates, once financial results for the year are known. The performance-based bonus amount, if any, is paid within 60 days after year-end results are audited.

        For the fiscal year ending January 29, 2007, the CEO earned the $25,000 minimum bonus, the $150,000 discretionary annual bonus, and an additional $19,575 in performance-based bonus based on the Company's EBITDA for the fiscal year. The minimum annual bonus and $150,000 discretionary bonus are reported in column (d) and the additional performance-based bonus is reported in column (e) in the Summary Compensation Table on page 13 below.

        Long-Term Equity Awards.    Discretionary long-term equity awards, in the form of stock options are granted at the Compensation Committee's discretion to the CEO and other officers from time to time in an effort to provide long-term performance-based compensation, to encourage the CEO and other officers to continue their engagement with the Company throughout the applicable option vesting periods and to align management and shareholder interests. In making awards under the Company's Stock Plan, the Compensation Committee considers grant size and the appropriate combination of equity-based awards. In years in which stock options are granted, such options are granted with an exercise price equal to the closing price per share on the date of grant, (or if the market is closed, with the most immediately available recent closing price). Options vest upon grant or incrementally over time, as determined by the Compensation Committee at the time of grant. The Company does not grant options with an exercise price below 100% of the trading price of the underlying shares of common stock on the date of grant or grant options that are priced on a date other than the grant date (unless granted on a Saturday or day when the market is closed). Stock options only have a value to the extent the value of the underlying shares of common stock on the exercise date exceeds the exercise price. Accordingly, stock options provide compensation only if the underlying share price increases over the option term and the option holder's employment continues with the Company until the vesting date, if any. In granting stock options to the CEO and other officers, the Company also considers the impact of the grant on the Company's financial performance, as determined in accordance with the requirements of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment ("SFAS No. 123(R)"). For long-term equity awards, the Company records expense in accordance with SFAS 123(R). The amount of expense the Company records pursuant to SFAS 123(R) may vary from the corresponding compensation value used by the Company in determining the amount of the awards.

        In the fiscal year ending January 29, 2007, the Compensation Committee did not grant any stock options or other equity awards to the CEO or other officers or directors of the Company under the Stock Plan.

        Other Personal Benefits.    The Company also provides welfare benefits, in the form of medical expense reimbursement, and limited perquisites, in the form of a $1,000 per month automobile allowance, to the CEO in order to achieve a competitive pay package. The Compensation Committee believes that those benefits are reasonable, competitive and consistent with the Company's overall executive compensation objectives. The Company does not maintain any pension, retirement, deferred compensation, life insurance or other welfare benefit plans or programs for the CEO.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes a $1 million annual limit on the amount that a public company may deduct for compensation paid to the company's chief executive officer during a tax year or to any of the company's four other most highly compensated executive officers who are still employed at the end of the tax year. The limit does not apply to compensation that meets the requirements of Code Section 162(m) for "qualified performance-based" compensation (i.e., compensation paid only if the executive meets pre-established, objective goals based upon performance criteria approved by the Company's shareholders). The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code. In certain situations, the Compensation Committee may approve compensation that will not meet the requirements of Code Section 162(m) in order to ensure competitive levels of total compensation for its executive officer. The CEO's compensation in the fiscal year ending January 29, 2007 did not exceed the $1 million deduction limit.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and discussed the Compensation Discussion and Analysis with the Company's management. Based on such review and discussions with management, the Compensation Committee recommended to the Board of Directors of the Company that the foregoing Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors:

Thomas G. Schadt, Chairman
B. Thomas M. Smith, Jr.

EXECUTIVE COMPENSATION TABLES AND DISCUSSION

Summary Compensation Table

        The following Summary Compensation Table summarizes the total compensation paid or earned by the CEO of the Company for the fiscal year ended January 29, 2007.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)		Non-Equity Incentive Awards ($) (e)		All Other Compensation ($) (f)		Total ($) (g)
Robert E. Wheaton Chairman of the Board, Chief Executive Officer Chief Financial Officer and President	2007	400,000	175,000	(1)	19,575	(2)	29,566	(3)	$474,141	(4)

(1)
The amount shown represents the annual minimum guaranteed bonus earned by and paid to the CEO for the fiscal year ending January 29, 2007, plus a discretionary bonus of $150,000.

(2)
The amount shown represents the annual performance-based bonus award earned by the CEO for the fiscal year ending January 29, 2007, which award is payable in the fiscal year commencing January 30, 2007.

(3)
"Other Annual Compensation" consists of $12,000 in automobile reimbursement allowance and $17,566 in medical expense reimbursement payments to the CEO.

(4)
For the Company's fiscal year ending January 29, 2007, the Company did not incur or report any accounting expense under SFAS 123(R) with respect to stock options or other stock awards granted to the CEO in that fiscal year or any prior fiscal year.

Grants of Plan-Based Awards

        The following table sets forth information concerning plan-based compensation awards granted to the CEO during the fiscal year ended January 29, 2007.

		Possible Future Payouts Under Non-Equity Incentive Plan Awards
Name (a)	Grant Date (b)	Threshold ($) (c)	Maximum ($) (d)
Robert E. Wheaton(1)	6/26/2006	$1	$225,000

(1)
The Company achieved the designated performance targets above the threshold level for fiscal year 2007; the Non-Equity Incentive Plan Award earned by the CEO in the year was $19,575. No stock options or other stock awards were granted to the CEO in the fiscal year ending January 29, 2007.

  Outstanding Equity Awards at Year-End

        The following table provides information on the holdings of stock options and other stock or equity awards by the CEO as of January 29, 2007.

	Option Awards
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)		Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)
Robert E. Wheaton	239,237	(1)	—	—	$12.00	9/21/2007

(1)
All Company stock options held by the CEO were fully vested as of September 21, 1999. The CEO did not exercise any Company stock options in the fiscal year ending January 29, 2007. As of January 29, 2007, the CEO held no other compensatory stock or equity awards in the Company.

Potential Payments Upon Termination or Change Of Control

        Subject to earlier termination as described below, the Employment Agreement continues for a rolling term of 80 months from November 1, 2006, with an automatic addition each November 1 of a further 12 months unless notice of non-extension is given by either party prior to the November 1 annual extension date. Notwithstanding the otherwise applicable term of the Employment Agreement, the Company may terminate the CEO for "cause" (as defined below) at any time or without "cause" upon 30 days advance written notice to the CEO. "Cause" is generally defined as (i) a material breach of the Employment Agreement by the CEO, (ii) habitual and material neglect of duties, (iii) fraud that substantially harms the Company, and (iv) commission of a felony that results in material harm to the Company.

        Additionally, the Employment Agreement permits the CEO to voluntarily resign his employment at any time for "good reason" (as defined below) or without "good reason" at any time upon 60 days advance written notice. "Good reason" includes (i) a "change of control" (as defined below) of the Company, (ii) material breach of the Employment Agreement by the Company, (iii) non-consensual relocation by the Company of the CEO's office, (iii) reduction in the CEO's base salary or bonus, (iv) removal of the CEO from office or assignment of the CEO to duties inconsistent with his office, and (v) failure of any successor to the Company to assume the Employment Agreement. The Employment Agreement generally defines a "change of control" as: (i) certain changes in a majority of the board of directors of the Company; (ii) consummation of a merger or reorganization of the Company in which neither the Company nor another entity controlled by the Company's shareholders is the surviving entity; or (iii) a sale or other disposition of all or substantially all of the Company's assets to another entity that is not controlled by the Company's shareholders.

        If during the unexpired, remaining term of the Employment Agreement, the Company terminates the CEO's employment without "cause" or the CEO terminates his employment for "good reason," the CEO is entitled to receive within 30 days after termination a lump sum cash payment equal the sum of: (i) his base salary and unused vacation accrued through the date of termination, (ii) any accrued automobile allowance and medical expense reimbursement owed for period through the date of termination, (iii) three times his rate of annual base salary in effect immediately prior to termination, and (iv) the maximum annual bonus that the CEO would have earned for the year of his termination had all performance goals for that year been met. The CEO would also be entitled to three years of continued coverage under the Company's retirement, health, disability and life insurance benefit plans, programs, practices or policies, if any. If the CEO's employment terminates for any other reason (i.e., upon death, disability, resignation without "good reason" or involuntary termination for "cause," he is entitled to receive the sum of the amounts described in clauses (i) and (ii) above only.

        If the aggregate compensatory payments to the CEO that are contingent on a change of control (including the salary and bonus continuation payments described above) exceed 2.99 times the CEO's average W-2 compensation with the Company for the five taxable years preceding the year of the Change of Control (the "Base Period Amount"), the acceleration would result in an "excess parachute payment" under Code Section 280G. The CEO would be subject to a 20% excise tax, and the Company would be unable to deduct, the amount by which such parachute payments to the CEO exceed one times the CEO's Base Period Amount. The Company has not agreed to provide to the CEO any gross-up or reimbursement for excise taxes imposed on excess parachute payments.

Amounts Payable upon Termination of Employment Without Cause or Resignation For Good Reason

        If the Company had terminated the CEO's employment without "cause" on January 29, 2007 or the CEO had resigned his employment for "good reason" (including a change of control) on January 29, 2007, the CEO would have been entitled to the a lump sum cash payment from the Company in the amount of $1,000,000 plus three years of continued medical expense reimbursement coverage with an estimated value of $52,698.

Termination on Account of Death, Disability, Involuntary Termination For Cause or Voluntary Resignation Without Good Reason.

        If the Company had terminated the CEO's employment for "cause" on January 29, 2007 or the CEO had resigned his employment without "good reason," or died on January 29, 2007, the CEO would not have been entitled to any additional payments from the Company. If CEO had terminated his employment on account of disability on January 29, 2007, the CEO would have been entitled to a lump sum cash payment from the Company in the amount of $500,000 plus three years of continued medical expense reimbursement coverage with an estimated value of $52,698.

DIRECTOR COMPENSATION

        The Company uses cash compensation and equity-based incentive compensation to attract and retain qualified candidates to serve as directors. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of directors.

Compensation Paid to Directors in 2007

        For the year ended January 29, 2007, all directors, excluding employee directors, received $2,000 for each in-person full board meeting attended, $1,500 for each in-person committee meeting attended and $500 for each telephonic committee meeting. Directors who are also full-time employees of the Company did not receive any director fees. All directors are also reimbursed by the Company for their out-of-pocket travel and related expenses incurred in attending all Board of Directors and committee meetings. For the fiscal year ending January 29, 2007, the Company did not grant any stock options or other equity-based compensation to non-employee directors. Nor did it recognize or incur any financial accounting expense under SFAS 123(R) related to equity compensation awards granted to non-employee directors in the 2007 fiscal year or prior years.

Director Summary Compensation Table

        The following table summarizes the compensation earned by or paid to the Company's non-employee directors from the Company for the year ended January 29, 2007.

Name (a)	Fees earned or paid in cash ($) (b)	Total ($) (c)(1)
Phillip "Buddy" Johnson	7,000	7,000
Thomas G. Schadt	13,500	13,500
Todd S. Brown	12,000	12,000
Craig B. Wheaton	7,500	7,500
B. Thomas M. Smith	13,500	13,500

(1)
As of January 29, 2007, the Company's non-employee directors held options for the following number of Company common shares all of which were fully vested and exercisable on February 11, 2005:

Name	Grant Date	Number of Shares	Exercise Price	Expiration Date
Thomas G. Schadt	9/22/1997	7,500	$12.00	9/21/2007
Thomas G. Schadt	11/2/1999	4,900	$5.00	11/1/2009
Thomas G. Schadt	2/11/2005	6,000	$6.70	2/10/2015
Phillip "Buddy" Johnson	2/11/2005	6,000	$6.70	2/10/2015
Craig B. Wheaton	2/11/2005	6,000	$6.70	2/10/2015
Todd S. Brown	2/11/2005	10,000	$6.70	2/10/2015

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended January 29, 2007, none of the persons who served on our compensation committee had any interlocking relationship as defined by the Securities and Exchange Commission.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of these forms received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during fiscal 2007, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% stockholders were timely satisfied.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Mr. Wheaton currently beneficially owns approximately 48.1% of our total equity securities, assuming exercise of vested employee stock options, and possesses approximately 48.1% of the total voting power of the Company. Thus Mr. Wheaton has the ability to control or significantly influence all matters requiring the approval of our stockholders, including the election of nominees to our board of directors.

ADDITIONAL INFORMATION

Annual Report

        Our annual report to stockholders for the fiscal year ended January 29, 2007 is our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on April 26, 2007 and which is being mailed concurrently with this proxy statement to all stockholders of record as of May 8, 2007. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. It is also available at the Securities and Exchange Commission's website at www.sec.gov.

Stockholder Communications with the Board of Directors

        Our policy is that stockholders may communicate directly with the board of directors in writing. Any such correspondence must be addressed to the Company at its principal executive offices shown on the cover page to this proxy statement, attention: Secretary. Pursuant to our policy, the Secretary will review all such correspondence and will regularly forward such correspondence to the board of directors, without pre-screening, selection or filtering, except with respect to correspondence that is frivolous or duplicative.

Stockholder Proposals for the 2007 Annual Meeting

        Pursuant to the rules of the Securities and Exchange Commission, proposals by eligible stockholders, as defined below, which are intended to be presented at our annual meeting of stockholders in 2008 must be received by us addressed to Star Buffet, Inc., 1312 N. Scottsdale Road, Scottsdale, Arizona 85257 by January 31, 2008 in order to be considered for inclusion in our proxy materials related to that meeting. If we receive notice of a stockholder proposal less than 45 days prior to the current year's anniversary of the date of mailing of the prior year's proxy statement, then we will be allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

        We were not notified of any stockholder proposals to be addressed at our 2007 annual meeting of stockholders. Because we were not provided notice of any stockholder proposal to be included in our proxy statement within a reasonable time before mailing, we will be allowed to use our discretionary voting authority if any stockholder proposals are raised at the meeting.

        If we do not receive any stockholder proposals for our 2008 annual meeting of stockholders before April 17, 2008, we will be able to use our discretionary voting authority as outlined above. An eligible stockholder is one who is the record or beneficial owner of at least 1% or $2,000 in market value of securities entitled to be voted at the 2008 annual meeting of stockholders and has held such securities for at least one year, and who shall continue to own such securities through the date on which the meeting is held.

Proxy Solicitation Matters

        This proxy solicitation is being made by our board of directors and is being paid for by Star Buffet, Inc. Following the mailing of the proxy statement, our directors, officers and regular employees may solicit proxies by mail, telephone, telegraph or personal interview. These persons will not receive any additional compensation for these services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by us for their charges and expenses.

For the Board of Directors
ROBERT E. WHEATON, Chairman of the Board
May 29, 2007

        Whether or not you plan to attend the meeting, please submit a proxy card so that your shares may be represented at the meeting.

APPENDIX A

AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF STAR BUFFET, INC.

I.     AUDIT COMMITTEE PURPOSE

The Audit Committee of Star Buffet, Inc. (the "Company") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

  •
  Monitor (1) the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, (2) the independence, performance and qualifications of the Company's independent auditors, and (3) the Company's compliance with legal and regulatory requirements.

  •
  Provide to the Board the results of its monitoring and make recommendations to the Board based on those results.

  •
  Provide an avenue of communication among the independent auditors, management and the Board.

  •
  Prepare the report of the Audit Committee required to be included in the Company's annual proxy statement under the rules of the SEC.

  •
  Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain and determine funding for, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the duty of management and the independent auditors.

II.    AUDIT COMMITTEE COMPOSITION AND MEETINGS

Independence

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an "independent" director, as required by the independence standards set forth in the Rules of the National Association of Securities Dealers, Inc. (the "NASD") governing companies listed on The Nasdaq Stock Market, as amended from time to time, and the independence requirements set forth in the rules and regulations promulgated by the SEC, as amended from time to time.

Financial Expertise

All members of the Audit Committee shall be able to read and understand fundamental financial statements in accordance with the audit committee requirements set forth in the Rules of the NASD,

as amended from time to time, and at least one member of the Audit Committee shall be an "Audit Committee Financial Expert" as defined in the rules and regulations promulgated by the SEC, as amended from time to time.

Appointment

The Board shall appoint all Audit Committee members. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

Meetings

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or any of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.  AUDIT COMMITTEE DUTIES AND RESPONSIBILITIES

The Audit Committee's other duties and responsibilities are to:

Review Procedures

1.
Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board for approval and have the document published at least every three years in accordance with rules and regulations promulgated by the SEC, as amended from time to time.

2.
Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3.
In consultation with the management and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses, including the status of previous recommendations.

4.
Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Audit Committee Chair may represent the entire Audit Committee for purposes of this review.

5.
Discuss with management the effect of regulatory and accounting initiatives as well as off balance sheet structures on the Company's financial statements.

Independent Auditors

6.
Appoint, determine the compensation of and, when appropriate, replace the independent auditors for the purpose of preparing or issuing an audit report or related work, and ensuring independent auditor partner rotation as required by the rules and regulations promulgated by the SEC, as amended from time to time.

7.
Approve the provision of permitted non-audit services by the independent auditors.

8.
Approve the fees and other compensation to be paid to the independent auditors.

9.
On an annual basis, review and discuss with the independent auditors all relationships they have with the Company or any other party that could impair the auditors' independence and obtain a statement from the independent auditors regarding such relationships.

10.
Discuss with the independent auditors the audit scope and plan, including staffing, locations, reliance upon management and general audit approach.

11.
Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, as amended from time to time.

12.
Inquire as to the independent auditors' qualitative judgments about the appropriateness of the accounting principles (including as applied to financial reporting) and the clarity of the financial disclosure practices used or proposed to be used by the Company.

13.
Inquire as to the independent auditor's views about whether management's choices of accounting principles are conservative, moderate or aggressive from the perspective of income, asset and liability recognition, and whether those principles are common practices or minority practices.

14.
Determine, as regards new transactions or events, the independent auditors' reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

Other Audit Committee Responsibilities

15.
Discuss with management its compliance with applicable laws and regulations, and any inquiries received from regulators or governmental agencies.

16.
Discuss with management and the independent auditors the adequacy of the Company's system of internal controls including internal accounting controls and control over financial reporting.

17.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

18.
Review and approve in advance any proposed related party transactions.

19.
Perform its obligations set forth in the Company's code of ethics, and review and reassess the adequacy of the code of ethics annually.

20.
Report at least semi-annually, or as deemed necessary, to the full Board, and cause to be distributed to the Board summarized minutes of the Audit Committee meetings.

21.
Review financial and audit personnel succession planning within the Company.

22.
Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites.

23.
Periodically perform self-assessment of Audit Committee performance.

24.
Establish procedures for receiving any complaints or reports by outside legal counsel regarding evidence of material violations of securities laws or breaches of fiduciary duties as required by rules and regulations promulgated by the SEC, as amended from time to time.

25.
Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

26.
Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

IV.    AUDIT COMMITTEE COMPENSATION

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers and/or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

Members of the Audit Committee may not accept any compensation, either directly or indirectly, including fees for professional services, from the Company except the fees that they receive for service as a member of the Board and any committee thereof and reasonable expense reimbursements.

APPENDIX B

CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS
OF STAR BUFFET, INC.

I.     NOMINATING COMMITTEE PURPOSE

The Nominating Committee of Star Buffet, Inc. (the "Company") is appointed by the Board of Directors (the "Board") to:

  •
  Assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of stockholders and to fill vacancies that may be created by the expansion of the number of directors of the Board and by resignation, retirement or other termination of services of incumbent Board members.

  •
  Develop and recommend to the Board corporate governance guidelines and changes thereto.

  •
  Ensure that the Board and the Company's Charter and Bylaws are structured in a way that best serves the Company's practices and objectives.

  •
  Lead the Board in its annual review of the Board's performance.

  •
  Recommend to the Board director nominees for each committee.

II.    NOMINATING COMMITTEE MEMBERSHIP

The Nominating Committee shall consist of three or more members who shall be "independent" within the meaning of the Rules of the National Association of Securities Dealers ("NASD") and the rules and regulations promulgated by the SEC, each as amended from time to time.

The members of the Nominating Committee shall be appointed and replaced by the Board at its pleasure for such term or terms as the Board shall determine in its sole discretion.

III.  NOMINATING COMMITTEE MEETINGS

The Nominating Committee shall meet at least annually, or more frequently as circumstances require. The Nominating Committee Chair shall prepare and/or approve an agenda in advance of each meeting and, whenever reasonably practicable, circulate the agenda to each member prior to the meeting date.

IV.    NOMINATING COMMITTEE PROCEDURAL MATTERS

A majority of the then-acting members of the Nominating Committee shall constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Nominating Committee. Unless the Board elects a Chair for the Nominating Committee, the members of the Nominating Committee may designate a Chair by majority vote. The Chair shall preside, when present, at all meetings of the Nominating Committee. The Nominating Committee will keep a record of its meetings and report on them to the Board. The Nominating Committee may meet by telephone or video conference and may take action by unanimous written consent. On all procedural matters not specifically addressed in this Charter, the provisions of the Bylaws of the Company relating to actions by the Board shall apply to the Nominating Committee.

V.     NOMINATING COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Nominating Committee shall:

        A.    Retain and Supervise Search Consultants. Have the sole authority to retain, pay and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Nominating Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

        B.    Seek and Approve or Reject Qualified Candidates. Actively seek individuals qualified to become members of the Board or members of committees of the Board and recommend qualified persons to the Board in accordance with Article VI below. The Nominating Committee shall assist the Board in identifying individuals qualified to become Board members, and recommend to the Board the director nominees for the next annual meeting of stockholders. The Nominating Committee shall review, investigate and accept or reject nominees for the Board suggested by any stockholder of the Company. In its assessments of potential nominees for the Board, the Nominating Committee shall consider, without limitation, potential conflicts of interest by such persons.

        C.    Assess Performance of Board. Receive comments from all directors and executive officers and other relevant persons or constituencies and report annually to the Board with an assessment of the performance of the Board and management, to be discussed with the full Board following the end of each fiscal year. The assessment shall consider the size, structure, composition and functioning of the Board in light of operating requirements of the Company.

        D.    Monitor Adequacy of Corporate Governance. Develop, review and annually reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval.

        E.    Delegation of Authority. Form and delegate authority to subcommittees when appropriate.

        F.     Minutes; Report to Board. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

        G.    Evaluation and Publication of Nominating Committee Charter. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. Request the Board to cause the then-current Charter to be published in accordance with the rules of the NASD and federal securities rules and regulations.

        H.    Evaluation of Nominating Committee Performance. The Nominating Committee shall annually review its own performance.

        I.     Charter and Bylaws. With advice from the Company's chief legal counsel, if any, and outside legal counsel, periodically review and recommend changes to the Company's Certificate of Incorporation and Bylaws as they relate to corporate governance matters.

        J.     General Authority. Perform such other functions and have such powers as may be necessary or convenient in the efficient discharge of the foregoing.

VI.   NOMINATING COMMITTEE GUIDELINES AND PROCEDURES

        A.    Composition of the Board. The composition of the Board will depend not only on the character and capacities of the members on the Board taken individually, but also on their collective strengths. Consequently, the Board should be composed of, without limitation:

  1.
  Directors chosen with a view to bringing to the Board a variety of experience and background; and

  2.
  Directors who will represent the balanced, best interests of the stockholders as a whole rather than special interest groups or constituencies.

        B.    Selection Criteria. As part of the process, the Nominating Committee shall consult with the Board members, the Chief Executive Officer, other members of management and other parties to evaluate the knowledge and skills which should be kept in mind in making nominations, including experience in business, finance, administration or healthcare, and familiarity with the Company's business and conduct. In considering possible candidates for election as a director of the Company, the Nominating Committee and other directors should be guided in general by the composition guidelines established above and by, including but not limited to, the following:

  1.
  Each director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

  2.
  Each director should be free of any conflict of interests which would violate applicable law or regulations or interfere with the proper performance of the responsibilities of a director;

  3.
  Each director should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;

  4.
  Each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

  5.
  Each director should have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

PROXY

        STAR BUFFET, INC.
1312 N. SCOTTSDALE ROAD
SCOTTSDALE, AZ 85257

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STAR BUFFET, INC. The undersigned hereby appoints Robert E. Wheaton as proxy holder, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Star Buffet, Inc. held of record by the undersigned on May 8, 2007, at the annual meeting of stockholders to be held on June 25, 2007, and any postponement or adjournment of the meeting.

PLEASE DATE, SIGN ON REVERSE SIDE AND RETURN IN THE ACCOMPANYING ENVELOPE.

/*\ FOLD AND DETACH HERE /*\

Please mark your votes as indicated in this example.	☒
		FOR all of the nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below			FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS:	☐	☐	2.	To ratify the audit committee's selection of Mayer Hoffman McCann P.C. as independent auditors for the current fiscal year.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.						YES	NO
Robert E. Wheaton Phillip "Buddy" Johnson Todd S. Brown Thomas G. Schadt Craig B. Wheaton B. Thomas M. Smith, Jr.				3.	In his discretion, the proxy holder is authorized to vote upon such other business as may properly come before such meeting or any and all postponements or adjournments thereof.	☐	☐

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THE PROXY HOLDER WILL VOTE FOR ALL OF THE NOMINEES LISTED ABOVE IN ITEM 1, FOR THE PROPOSAL DESCRIBED IN ITEM 2 AND IN HIS DISCRETION ON MATTERS DESCRIBED IN ITEM 3.
					PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature	Signature if held jointly
Dated:	, 2007
Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

/*\ FOLD AND DETACH HERE /*\

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PROPOSAL 2 RATIFICATION OF SELECTION OF AUDITORS
OTHER MATTERS
Security Ownership of Certain Beneficial Owners and Management
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION TABLES AND DISCUSSION
DIRECTOR COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
ADDITIONAL INFORMATION
  APPENDIX A
AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF STAR BUFFET, INC.
  APPENDIX B
CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS OF STAR BUFFET, INC.